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                                                                  Exhibit 24(a)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors whose signatures appear below hereby constitutes and appoints Floyd G. Hoffman and Steve R. Forehand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-8 relating to the issuance of up to $5,000,000 in Deferred Compensation Interests pursuant to the Russell Corporation Flexible Deferral Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 26 day of October, 1999.

     Signature                         Title

/s/ John F. Ward            Chairman of the Board,
----------------------      President, and Chief Executive
John F. Ward                Officer

/s/ Eric N. Hoyle           Executive Vice President,
----------------------      Chief Financial Officer, and
Eric N. Hoyle               Director

/s/ Larry E. Workman        Controller
----------------------
Larry E. Workman

/s/ Herschel M. Bloom       Director
----------------------
Herschel M. Bloom

/s/ Ronald G. Bruno         Director
----------------------
Ronald G. Bruno

/s/ Timothy A. Lewis        Director
----------------------
Timothy A. Lewis

/s/ C.V. Nalley III         Director
----------------------
C.V. Nalley III



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/s/ Margaret M. Porter      Director
----------------------
Margaret M. Porter

/s/ Benjamin Russell        Director
----------------------
Benjamin Russell

/s/ John R. Thomas          Director
----------------------
John R. Thomas

/s/ John A. White           Director
----------------------
John A. White